                                                                    EXHIBIT 99.2

                                   PROJECTIONS

         The Company does not as a matter of course publicly disclose projected financial information, but prepared the projected financial information included in this presentation in connection with our negotiations with Noteholders. The projections were not prepared specifically with a view toward compliance with published guidelines of the SEC, the American Institute of Certified Public Accountants or any other regulatory or professional agency or body, generally accepted accounting principles or consistency with the Company's audited financial statements.

         The projections set forth in this presentation are based on the assumptions set forth herein. The Company does not intend to update or otherwise revise the projections to reflect events or circumstances existing or arising after the date of this presentation or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions do not prove to be valid. Furthermore, the Company does not intend to update or revise the projections to reflect changes in general economic or industry conditions.

         These projections reflect numerous assumptions made by our management. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, all of which are difficult to predict, may cause the projections or the underlying assumptions to be inaccurate. Accordingly, there can be no assurance that the projections will be realized. We expect that there will be differences between actual and projected results, and actual results may be materially greater than or less than those set forth below.

                                  NORTHWESTERN
                             STEEL AND WIRE COMPANY


                      Northwestern Steel and Wire Company
                           Presentation to Noteholders
                               September 30, 1999

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                     AGENDA

I.     Executive Overview

II.    Industry Overview

III.   Company Overview

IV.    Historical Financial Overview

V.     Strategic Plan

VI.    Business Plan

VII.   Transaction Overview

- -------------------------------------------------------------------------------
Confidential                                                                 1
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------


                               EXECUTIVE OVERVIEW

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                               EXECUTIVE OVERVIEW
SUMMARY STRATEGIC PLAN

o Northwestern Steel and Wire Company ("NWSW" or the "Company") has developed a plan to improve its competitiveness and create and maximize long-term value for all of its stakeholders. The plan consists primarily of the following:

         o Construction of a new, more efficient, low cost mill to replace certain of the Company's existing 14" and 24" rolling mill capacity at a cost of $120 million;

         o Workforce efficiencies through a new collective bargaining agreement (the "Collective Bargaining Agreement") with the Company's union;

         o Modernizing the Company's existing melting capabilities with the construction of a new furnace to replace the Company's existing three furnaces; and

         o In connection with the modernization the Company will require the restructuring of the existing $115 million bond debt as described in Tuesday's press release.

o It is anticipated that the facility modernization component of the strategic plan will cost $130 million and result in $55 million of annual savings.

o NWSW's plan is dependent on successfully obtaining sufficient funding under the Emergency Steel Loan Guarantee Act of 1999 (the "Byrd Bill").


- -------------------------------------------------------------------------------
Confidential                                                                 3
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                INDUSTRY OVERVIEW

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                INDUSTRY OVERVIEW

The following are some of the major industry factors which face the Company:

o Beginning in early 1998, despite continued strong demand, steel prices began to plummet as foreign competition began "dumping" product on the marketplace.

o Since mid 1998, NWSW has seen prices of its products decline by approximately 25% to 30%, primarily due to imports. Though scrap prices have declined, the decline has been insufficient to offset the large decreases in selling prices.


                                  [BAR CHART]



o Supply of structural products is expected to exceed demand throughout the forecast period. Imports will be replaced by new domestic capacity recently added or under construction.


- -------------------------------------------------------------------------------
                                                                             5
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


- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                   EMERGENCY STEEL LOAN GUARANTEE ACT OF 1999/
                EMERGENCY OIL AND GAS GUARANTEED LOAN PROGRAM ACT


o The U.S. Senate passed legislation creating a $1.0 billion loan guarantee program for the steel industry, a bill designed to provide relief to the steel industry that has lost thousands of jobs despite a decade of economic prosperity.

o Application procedures have not been finalized and will not be until the Board issues its regulations, expected to be no later than October 18, 1999.

o   The lender, joined by the borrower, will apply for the guarantee.

o The aggregate amount of loans that can be guaranteed under this program at any one time is $1 billion, with no one company eligible for more than $250 million.

o To be eligible for a guaranteed loan, a steel company must meet three criteria:

    o    be incorporated under the laws of any State;

    o be engaged in the production and manufacture of a product defined by the American Iron and Steel Institute as a basic steel mill product; and

    o have experienced layoffs, production losses, or financial losses since January of 1998 due to imports.

o For an eligible steel company to receive a guaranteed loan, the Loan Board must determine:

    o credit is not otherwise available to the company under reasonable terms or conditions;

    o    there is reasonable assurance of repayment of the loan; and

    o    the loan bears interest at a rate deemed reasonable by the Board.


- -------------------------------------------------------------------------------
                                                                             6
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                   EMERGENCY STEEL LOAN GUARANTEE ACT OF 1999/
                EMERGENCY OIL AND GAS GUARANTEED LOAN PROGRAM ACT


o The Company expects the Board to approve or deny each application for a guarantee as soon as possible after receipt of such application.

o Up to 85 percent of the amount of the principal of the loan can be guaranteed.

o   All guaranteed loans must be paid in full no later than December 31, 2005.

o A charge of no more than 0.5 percent of the outstanding principal balance of the guaranteed loan shall be paid to cover the costs of the program.

o It is anticipated from the hearings which were held in Washington that the loans under the program will carry a requirement to be used for plant modernization and not used to refinance existing indebtedness.


- -------------------------------------------------------------------------------
                                                                             7
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



- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                COMPANY OVERVIEW

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                COMPANY OVERVIEW


o Founded in 1879, NWSW pioneered the use of electric arc furnaces for steelmaking, making it the first mini-mill.

o Today, NWSW is focussed on production of light to medium structural forms, a market where it has a leading position in the Midwest and which tends to be less cyclical than the heavy steel structural market.

o The Company sells its products to a variety of customers, including Original Equipment Manufacturers ("OEMs"), service centers, and directly into consumer markets, as follows:

PRODUCTS                            END USE MARKETS                              CUSTOMERS
- --------                            ---------------                              ---------

STRUCTURAL:
Wide Flange Beams                   Non Residential Construction                 SVC Centers
                                    Bridges                                      Fabricators
                                    Truck Trailers                               Export
                                    Manufactured Housing
Other Structurals                   Non Residential Construction                 SVC Centers
                                    Pre Engineered Metal Buildings               Fabricators
                                    Machinery and Equipment                      Railroad Equipment
                                    Rail Cars                                    Export
                                    Manufacturing                                AG
                                                                                 Machinery and Equipment

BARS:
MBQ Flats                           Pre Engineered Metal Buildings               SVC Centers
                                    Machinery and Equipment                      Metal Building Manufacturers
                                             - Industrial                        OEMs
                                             - Agricultural
                                    Rail Cars and Equipment

RODS:
Carbon Steel Rod                    Drawn and Fabricated Wire Products           Wire Drawers
                                    Nails                                        OEMs
                                    Fencing
                                    Shelving
                                    Hangers
                                    Brushes
                                    Furniture
                                    Automotive
                                    Mesh Products


- -------------------------------------------------------------------------------
                                                                             9
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------
                                COMPANY OVERVIEW

o NWSW's production focus is on the $2.0 billion light to medium structural steel market.

o Management estimates that the Company has a 12% and 8% share of the total domestic light to medium and total structural steel market, respectively.


                     [1998 DOMESTIC STRUCTURAL STEEL MARKET]
                                   [PIE CHART]


- -------------------------------------------------------------------------------
                                                                             10
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                COMPANY OVERVIEW

o The Company enjoys a significant freight advantage in its core markets over almost all of its competitors.

(dollars per ton)(1)
- ---------------------  -----------------  -----------------  ----------------- -----------------  ----------------- ----------------
                           Chaparral            Nucor(2)     Birmingham Steel(2)      SMI             Bayou             Bayou(2)
Shipped From:            MIDLOTHIAN, TX       HUGER, SC      CARTERSVILLE, GA    BIRMINGHAM, AL    LA PLACE, LA       CHICAGO, IL
- ---------------------  -----------------  -----------------  ----------------- -----------------  ----------------- ----------------

Freight Cost Variance:      $26.69              $38.44            $26.81             $25.74            $38.42          ($ 1.67)

- ---------------------  -----------------  -----------------  ----------------- -----------------  ----------------- ----------------
                            Bayou             Northstar         Northstar            Lasco(3)          Nucor             Nucor
Shipped From:             CATOOSA, OK      CALVERT CITY, KY     WILTON, IA         WHITBY, ON        JEWETT, TX       NORFOLK, NE
- ---------------------  -----------------  -----------------  ----------------- -----------------  ----------------- ----------------

Freight Cost Variance:      $19.14              $10.97            $ 2.41             $33.04            $36.74           $16.84

- ---------------------  -----------------  -----------------  ----------------- -----------------  ----------------- ----------------
                            Nucor               Nucor              SDI(3)          Ameristeel     KY Electric Steel   Chaparral(3)
Shipped From:            DARLINGTON, SC    BLYTHEVILLE, AR     FT WAYNE, IN       JACKSON, TN        ASHLAND, KY     PETERSBURG,VA
- ---------------------  -----------------  -----------------  ----------------- -----------------  ----------------- ----------------

Freight Cost Variance:      $32.49              $13.41            $ 2.52             $16.76            $15.65           $29.04

(1)      Using NWSW shipped tonnage.
(2) Freight from depot, which does not include freight and additional handling costs associated with transferring the product from the actual mill to the depot.
(3)      Represents new capacity.


- -------------------------------------------------------------------------------
                                                                            11
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                COMPANY OVERVIEW

                              [UNITED STATES MAP]


- -------------------------------------------------------------------------------
                                                                             12
- -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                       [LOGO]
- --------------------------------------------------------------------------------

                                COMPANY OVERVIEW

     o In November 1998, the Company brought in Mr. Frederick Rocchio and a significant part of the management team to formulate and initiate a new strategic plan. From his background at Birmingham Steel and Inland Steel, Mr. Rocchio has extensive experience in overseeing the design and build-out of major new mill facilities. In total, the key NWSW executives have over 150 years of experience, which is summarized briefly below:

Manager                 Position                                      Experience
- -------                 --------                                      ----------
Frederick Rocchio       CEO and President                             Birmingham Steel, Inland Steel

Michael Venie           Senior Vice President, Sales & Marketing      Kaiser Aluminum

Thomas Vercillo         CFO, Secretary & Treasurer                    Northwestern since 1985

Daniel Brisson          Vice President, Quality and Planning          Birmingham Steel, Inland Steel

Chris Fiora             Vice President/General Manager Primary        Birmingham Steel, WCI
                        Operations

Andrew Moore            Vice President, Human Resources               Northwestern since 1979

Louis Pisani            Vice President/General Manager Structural     Inland Steel
                        Operations

- --------------------------------------------------------------------------------
                                                                              13
- --------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------


                                COMPANY OVERVIEW

  COMPETITIVE CHALLENGE

o Proliferation of "Greenfield Mills" and extensive refurbishment of other mills have continuously driven production costs lower, and many producers benefit from higher labor productivity.

o NWSW needs to make material enhancements to its production facilities and processes to remain competitive.


                     [NWSW/COMPETITOR COMPARISON BAR CHART]

- -------------------------------------------------------------------------------
                                                                             14
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                          HISTORICAL FINANCIAL OVERVIEW

- --------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                       [LOGO]
- --------------------------------------------------------------------------------

                         HISTORICAL FINANCIAL OVERVIEW

SELECTED INCOME STATEMENT INFORMATION
(Audited, $000,000s Omitted)
(1999 figures are unaudited)

                                                                                                 Fourth Quarter
                                                Fiscal Year Ended July 31,                Ended July 31, (Unaudited)
                                       ---------------------------------------------      --------------------------
                                         1999         1998       1997         1996           1999            1998
                                       ---------   ---------   ---------   ---------      ---------        ---------
Revenues, Net                          $ 349.345   $ 596.437   $ 640.980   $ 661.069      $  77.546        $ 148.818

Cost of Sales (Goods Sold)               351.489     514.454     613.072     613.562         84.187          124.525
                                       ---------   ---------   ---------   ---------      ---------        ---------
Gross Profit                              (2.144)     81.983      27.908      47.507         (6.641)          24.293
                                       ---------   ---------   ---------   ---------      ---------        ---------
Gross Profit %                              -0.6%       13.7%        4.4%        7.2%          -8.5%            16.3%

Nonrecurring Gain (Loss)                 (46.291)      0.000     (92.943)      0.000          0.704            0.000
                                       ---------   ---------   ---------   ---------      ---------        ---------

Total Operating Expenses                  11.350      13.017      13.546      11.920          2.650            3.105
                                       ---------   ---------   ---------   ---------      ---------        ---------

Operating Income                         (59.785)     68.966      14.362      35.587         (8.587)          21.188

Interest Expense                          12.846      16.372      20.031      18.583          3.322            3.961

Other Income (Expense)                     1.325      16.324       0.192       0.163          0.428           10.481

Pretax Income (Loss)                     (71.306)     68.918     (98.420)     17.167        (11.481)          27.708

Income Taxes (Credit)                    (25.957)     27.222     (35.300)     (3.503)        (4.505)          10.766

Net Income (Loss)                      $ (45.349)  $  41.696   $ (63.120)  $  20.670      $  (6.976)       $  16.942
                                       =========   =========   =========   =========      =========        =========

Depreciation/Amortization              $  14.476   $  17.548   $  25.827   $  24.788      $   3.434        $   4.174
                                       =========   =========   =========   =========      =========        =========

Capital Expenditures                   $   8.057   $  12.069   $  17.435   $  36.269      $  (3.125)       $   4.831
                                       =========   =========   =========   =========      =========        =========

EBITDA (Excluding Nonrecurring)        $   0.982   $  86.514   $  40.189   $  60.375      $  (5.857)       $  25.362
                                       =========   =========   =========   =========      =========        =========
EBITDA %                                     0.3%       14.5%        6.3%        9.1%          -7.5%            17.0%

EBIT (Excluding Nonrecurring)          $ (13.494)  $  68.966   $  14.362   $  35.587      $  (9.291)       $  21.188
                                       =========   =========   =========   =========      =========        =========
EBIT %                                      -3.9%       11.6%        2.2%        5.4%         -11.9%            14.2%


- --------------------------------------------------------------------------------
                                                                              16
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                       [LOGO]
- --------------------------------------------------------------------------------


                         HISTORICAL FINANCIAL OVERVIEW


SELECTED BALANCE SHEET INFORMATION

(Audited, $000,000s Omitted)
(1999 figures are unaudited)

                                                                As Of July 31,
                                              ----------------------------------------------
ASSETS                                           1999         1998        1997        1996
                                              ---------    ---------   ---------   ---------
Current Assets:
  Cash & Equivalents                          $  41.475    $  36.930   $   4.078   $   5.558
  Accounts Receivable                            29.585       52.057      67.228      68.004
  Inventories                                    51.485       84.022      86.708      98.401
  Income Tax Receivable                           0.013        0.013       8.158       0.000
  Deferred Tax Assets                             1.764       14.147      13.442      11.517
  Other Current Assets                            3.967       14.085       4.596       6.799
                                              ---------    ---------   ---------   ---------

Total Current Assets                            128.289      201.254     184.210     190.279
                                              ---------    ---------   ---------   ---------

Fixed Assets:
  Land                                            2.828        5.952       5.952       5.952
  Buildings                                      27.979       38.249      38.132      38.958
  Machinery and Equipment                       264.381      274.455     262.579     362.485
  Less: Accum. Depreciation                     173.175      166.196     148.659     166.206
                                              ---------    ---------   ---------   ---------
Net Fixed Assets                                122.013      152.460     158.004     241.189
                                              ---------    ---------   ---------   ---------

Deferred Income Taxes                            50.744       12.287      31.886       6.616
Deferred Financing Costs                          0.869        1.990       3.212       4.434
Other Assets                                     16.625       15.208       5.968       0.000
                                              ---------    ---------   ---------   ---------

Total Assets                                  $ 318.540    $ 383.199   $ 383.280   $ 442.518
                                              =========    =========   =========   =========


- --------------------------------------------------------------------------------
                                                                              17
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                       [LOGO]
- --------------------------------------------------------------------------------

                         HISTORICAL FINANCIAL OVERVIEW



SELECTED BALANCE SHEET INFORMATION

(Audited, $000,000s Omitted)
(1999 figures are unaudited)

                                                                            As of July 31,
                                                  ------------------------------------------------------------------
LIABILITIES & STOCKHOLDERS' EQUITY                    1999              1998              1997              1996
                                                  ------------      ------------      ------------      ------------
Current Liabilities:
     Accounts Payable                             $     17.471      $     42.953      $     43.405      $     75.470
     Current Maturities                                  0.609             0.609             8.018             7.504
     Accrued Expenses                                   27.064            34.897            35.084            22.768
                                                  ------------      ------------      ------------      ------------

Total Current Liabilities                               45.144            78.459            86.507           105.742

Long-Term Debt                                         135.228           116.141           163.450           153.646
Other Liabilities                                       91.342           101.899            82.852            77.114
                                                  ------------      ------------      ------------      ------------

Total Liabilities                                      271.714           296.499           332.809           336.502

Stockholders' Equity:
     Common Stock                                      123.973           123.973           123.966           123.786
     Retained Earnings                                 (71.822)          (26.475)          (68.171)           (5.051)
     Minimum Pension Liability                           0.000            (5.473)            0.000            (7.395)
     Less: Treasury Stock                               (5.325)           (5.325)           (5.324)           (5.324)
                                                  ------------      ------------      ------------      ------------

Net Stockholders' Equity                                46.826            86.700            50.471           106.016
                                                  ------------      ------------      ------------      ------------

Total Liabilities & Stockholders' Equity          $    318.540      $    383.199      $    383.280      $    442.518
                                                  ============      ============      ============      ============

Net Working Capital                               $     83.145      $    122.795      $     97.703      $     84.537
                                                  ============      ============      ============      ============


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                                                                              18
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
- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                          HISTORICAL FINANCIAL OVERVIEW

REVOLVING CREDIT FACILITY DISCUSSION

o On April 23, 1999, the Company's Senior Credit Facility was amended to revise certain provisions and terms of the credit agreement through October 30, 1999. The principal amendment is the determination of compliance with the fixed charge coverage ratio, limiting the total revolving credit exposure to be no greater than $30 million and permitting the sale of the Hickman, Kentucky facility. At the option of the Company, any borrowings of Revolving Credit Loans bear interest at (a) the prime rate plus applicable margin, or (b) the LIBOR rate plus applicable margin.

o The Company is about to close on a new $65 million revolving credit facility which will provide maximum borrowing of $60 million and expires in September 2002. The new revolving facility is not dependent on reaching agreement with the Company's noteholders.


- -------------------------------------------------------------------------------
                                                                             19
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                 STRATEGIC PLAN

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                 STRATEGIC PLAN

MODERNIZATION PROJECT

o A major component of NWSW's Strategic Plan is its $130 million Modernization Project.

o   The main initiatives of the Modernization Project are:

    o    Construction of the new mill (the "New Mill");

    o Conversion to one electric arc furnace operation (the "Single EAF Project"); and

    o Initiating improved control and maintenance programs designed by Fluor-Daniels.


o The Modernization Project will provide the Company with significant benefits:

    o    $55 million annual cost savings;

    o    Increased capacity;

    o    Improved quality; and

    o    Reduced inventories.

o The economic feasibility and market analysis have been verified by independent third parties.


- -------------------------------------------------------------------------------
                                                                             21
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                 STRATEGIC PLAN

NEW MILL PROJECT


GOALS
- -----
o Design a new mill facility in the open bay at the Company's existing 24" mill.

o Provide maximum flexibility to adjust product mix to changing market conditions.

o The New Mill is equipped to provide quick change capability to 30 minute change-overs, increasing productivity while reducing inventory.

o Installation and construction of the New Mill is expected to be completed in 14 to 16 months.

o The New Mill will show improvements in yield and throughput related to the more efficient, modern equipment.

o   Reduction in semi-finished SKUs from eight to four.


SCOPE
- -----
o   New state of the art multi-product structural mill.

o   Cartridge type quick change rougher and finishing stands.

o   State of the art cut-to-length and stacking system.

o   Profile monitoring of the finished product.

o   Performance guarantees.



- -------------------------------------------------------------------------------
                                                                             22
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                 STRATEGIC PLAN


FACILITIES OVERVIEW

- ----------------------------------------------------------------------------
Quantity       Current Facilities                           Capacity
                                                            (in tons)
- ----------------------------------------------------------------------------
   3           Electric Arc Furnaces                        2,400,000
   2           Ladle Met. Furnaces (LMF)                    2,400,000
   3           Casters                                      2,400,000
   1           12" Rod mill                                   432,000
   1           14" Structural/Bar Mill                        432,000
   1           24" Structural Mill                            432,000

                                                                       [GRAPHIC]

- ----------------------------------------------------------------------------
Quantity       Proposed Facilities                          Capacity
                                                            (in tons)
- ----------------------------------------------------------------------------
   1           Electric Arc Furnace (one as backup)         1,720,000
   2           Ladle Met. Furnaces (LMF)                    2,400,000
   2           Casters                                      2,000,000
   1           12" Rod mill                                   522,000
   1           22" Structural Mill                            900,000


- -------------------------------------------------------------------------------
                                                                             23
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                 STRATEGIC PLAN
SINGLE EAF PROJECT

GOALS
- -----

o Engineer a single EAF operation with the capacity to produce 1.7 million liquid steel tons and decommission the other two existing furnaces.

o   A tap to tap time of 100 minutes.

o   Management anticipates completing the Single EAF Project in January of 2000.

BENEFITS
- --------

o Streamline the melt process by installing one new high production steelmaking unit.

o Reduce tap to tap time in the melt shop from approximately three hours for each of the existing three furnaces to 100 minutes for the single Ultra-High Powered furnace.

o   Improve steel cleanliness and quality with eccentric bottom tapping.

o Single EAF Project will result in inventory reduction of 20,000 tons, representing a savings of $4.5 million.


- -------------------------------------------------------------------------------
                                                                             24
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                 STRATEGIC PLAN

COLLECTIVE BARGAINING AGREEMENT

o   Provide a workable partnership environment.

o Provides significant manpower utilization methods that will enable the Company to more efficiently staff and schedule its operations.

o Includes annual wage increases, some of which are based upon meeting certain Company financial performance targets.

o   Eliminates numerous jurisdictional issues.

o   Extends the term of the Agreement to October 31, 2003.

o The Strategic Plan anticipates reducing the number of workers required for operations by 443.

o THE COLLECTIVE BARGAINING AGREEMENT IS CONTINGENT UPON THE COMPANY OBTAINING FINANCING FOR THE NEW MILL.


BAR/STRUCTURAL PRODUCTS PRODUCT COST/TON EFFECT

o Management estimates that the Strategic Plan will reduce total product cost per ton by 17 percent over the period 1998 to 2003.


- -------------------------------------------------------------------------------
                                                                             25
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                  BUSINESS PLAN

- -------------------------------------------------------------------------------
Northwestern Steel and Wire Company                                      [LOGO]
- -------------------------------------------------------------------------------

                                  BUSINESS PLAN

MAJOR MODEL ASSUMPTIONS

o   New mill to replace both the 14" and 24" mill.

o Cost of the new mill is $120 million (including $10 million training expense).

o   Installation of the new mill will require approximately 14 to 16 months.

o   Sales volume from the new mill of 810,000 tons.

o   $10 million investment made over one year for one furnace operation.

o   Senior financing of $150.0 million.


BASE CASE MODEL RESULTS

o   EBITDA in fiscal 2003 is projected to reach $75.3 million.

o Projected debt at year end fiscal 2003 is expected to be $101.4 million (net of cash).

o During the next five years the minimum revolver availability is $32.3 million at peak borrowing periods.


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Northwestern Steel and Wire Company                                      [LOGO]
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                                 BUSINESS PLAN

PROJECTED FINANCIAL STATISTIC
($000,000s Omitted)

                                                           Projected Fiscal Year Ending July 31,
                                             ---------------------------------------------------------------
                                                2000              2001              2002              2003
                                             ---------         ---------         ---------         ---------

Revenues, Net                                $ 385.494         $ 419.117         $ 421.737         $ 429.462
                                             =========         =========         =========         =========

Gross Profit                                 $   8.281         $  53.010         $  63.065         $  66.271
                                             =========         =========         =========         =========
   Margin                                          2.1%             12.6%             15.0%             15.4%

EBIT (Before Non-Recurring Charges)          $  (5.825)        $  42.222         $  51.677         $  54.283
                                             =========         =========         =========         =========
EBIT Margin                                        1.5%             10.1%             12.3%             12.6%

EBITDA (Before Non-Recurring Charges)        $   6.287         $  60.884         $  71.850         $  75.252
                                             =========         =========         =========         =========
EBITDA Margin                                      1.6%             14.5%             17.0%             17.5%

Capital Expenditures                         $ 100.664         $  46.570         $  15.700         $  13.500
                                             =========         =========         =========         =========

Minimum Revolver Availability                   2000              2001              2002              2003
                                             ---------         ---------         ---------         ---------
Quarter 1                                    $  36.603         $  37.749         $  47.944         $  49.085
Quarter 2                                    $  33.055         $  39.029         $  45.047         $  46.132
Quarter 3                                    $  32.262         $  48.304         $  50.931         $  52.128
Quarter 4                                    $  36.037         $  47.444         $  48.031         $  49.172

Note: The Company continues to refine the projections, in particular the transitional period during construction of the new mill where there remains certain unresolved issues.

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Northwestern Steel and Wire Company                                      [LOGO]
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                                  BUSINESS PLAN

DOWNSIDE CASE MODEL ASSUMPTIONS

o The recession begins in the second quarter of fiscal 2001 and lasts through the second quarter of fiscal 2002.

o Volume is down 10 percent at the new 22" mill and continues to remain down through the out years.

o   There is no volume decrease at the 12" mill.

o   Pricing has decreased 10 percent for all products.

o   Scrap prices have been decreased 15 percent.

o There are no semi-finished sales during the second quarter of fiscal 2001 and last through the second quarter of fiscal 2002.


DOWNSIDE CASE MODEL RESULTS

o   EBITDA in fiscal 2002 is projected to be $40.2 million.

o   EBITDA in fiscal 2003 is projected to be $55.2 million.

o Projected debt at year end fiscal 2003 is expected to be $172.7 million (net of cash).

o During the next five years the minimum revolver availability is $13.3 million at peak borrowing periods.


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Northwestern Steel and Wire Company                                      [LOGO]
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                                  BUSINESS PLAN
STATUS QUO MODEL ASSUMPTIONS

o The same assumptions for pricing and market conditions were used to develop a base case model if the new mill was not produced.

o This model has not taken into consideration the effects of competitor or customer reaction to business as usual, which has major downside implications.

o The single furnace project and the other strategic initiatives have been assumed to have occurred.

o   Union reaction has also been assumed to be neutral.


STATUS QUO MODEL RESULTS

o   EBITDA in fiscal 2002 is projected to be $13.6 million.

o   EBITDA in fiscal 2003 is projected to be $14.7 million.

o   Projected debt at year end fiscal 2003 is expected to be $166.7 million.

o During the next five years the minimum revolver availability is $2.7 million at peak borrowing periods.

o The Company believes it is unlikely that its operating cash flow will be sufficient to repay or refinance its future obligations as they become due, assuming no other operational improvements or significant changes in market conditions other than those noted above.



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Northwestern Steel and Wire Company                                      [LOGO]
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                             RESTRUCTURING OVERVIEW

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Northwestern Steel and Wire Company                                      [LOGO]
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                             RESTRUCTURING OVERVIEW
 OBJECTIVES

o   Enhance the Company's ability to compete in the marketplace.

    o Dramatically improve manpower efficiency which will make the Company fundamentally more competitive.

    o Modernize facilities to improve overall competitive position and profitability.


o   Restructure Capital Structure.

    o Capital structure consistent with cash flow generating capabilities of business.

    o Capital structure which can sustain periods of volatile earnings associated with steel price fluctuations.



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Northwestern Steel and Wire Company                                      [LOGO]
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                             RESTRUCTURING OVERVIEW
 ATTEMPTED M&A EFFORTS

o Beginning in early 1998, the Company began aggressively pursuing M&A alternatives and Chase Securities was retained to assist in this effort.

o   Ultimately, only one offer materialized and a letter of intent was executed.

o After substantial due diligence was completed, an additional condition to the letter of intent effectively rescinded the offer.

o Given the current steel industry condition and the challenges facing NWSW, an M&A alternative does not appear viable.



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Northwestern Steel and Wire Company                                      [LOGO]
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                             RESTRUCTURING OVERVIEW


ATTEMPTED REFINANCING EFFORTS

o BT/Alex Brown ("BT") and CIBC Oppenheimer ("CIBC") were retained to secure new financing for the Company.

    o CIBC attempted to raise mezzanine/preferred financing which, together with existing cash and the BT $125 million offering would have been sufficient to refinance the existing bond debt. No commitments materialized in connection with these efforts.

    o BT attempted to obtain $125 million of new senior mortgage notes to finance construction of the mill. Due to market conditions, and the inability to raise the mezzanine/preferred financing, the new senior mortgage note financing was unavailable.

NOTEHOLDER RESTRUCTURING

o With no currently viable options to sell the Company or refinance the notes commercially, the Company must now complete a restructuring transaction which will enable the Company to present the U.S. Government via The Emergency Steel Loan Guarantee Act of 1999 with a viable application.


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Northwestern Steel and Wire Company                                      [LOGO]
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                              TRANSACTION OVERVIEW

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Northwestern Steel and Wire Company                                      [LOGO]
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                               TRANSACTION SUMMARY
NOTEHOLDERS


o   $50 million in cash (funded from existing cash and revolver availability).

o Issuance of common stock representing 70 percent interest in Company on a fully diluted basis.

o   Payment of all accrued interest at closing.

o   Noteholders will be given the right to elect 4 of 7 directors.

o   95 percent of Noteholders must accept the offer.


SENIOR NOTES

o $150 million new Senior Notes guaranteed by the US Government as provided in The Emergency Steel Loan Guarantee Act of 1999 (application to be submitted).

o   Expected rate of 9 percent.

o   Six year balloon maturity.

o   Standard Covenants.


REVOLVER

o   $65 Million facility.

o   Appropriate market spread.

o   Estimated three-year evergreen maturity.


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Northwestern Steel and Wire Company                                       [LOGO]
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                              TRANSACTION OVERVIEW


The following is a summary of the transaction structure:

($000,000 Omitted)

SOURCES                              USES
- -------                              ----
Cash (a)               $  33,800     Cash for New Mill (c)           $ 120,000
Revolver (b)              13,800     Fees (d)                            8,000
New Senior Note          150,000     Repayment of Revolver              19,600
                       ---------     Cash to Noteholders                50,000
                                                                     ---------
                       $ 197,600                                     $ 197,600
                       =========                                     =========






(a) Reflects estimated current cash balance.

(b) Revolver will be used to fund any cash shortfalls during new mill construction period.

(c) Cash needed for the new mill construction.

(d) Estimated fees could be several million dollars higher.


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